Exhibit 99.1   NEWS RELEASE
As previously announced, UScellular will hold a teleconference on February 18, 2022 at 9:00 a.m. CST. Listen to the call live via the Events & Presentations page of investors.uscellular.com.
FOR IMMEDIATE RELEASE
UScellular reports fourth quarter and full year 2021 results
UScellular executing on strategic priorities;
Provides guidance for 2022

CHICAGO (February 17, 2022) — United States Cellular Corporation (NYSE:USM) reported total operating revenues of $1,068 million for the fourth quarter of 2021, versus $1,073 million for the same period one year ago. Net income attributable to UScellular shareholders and related diluted earnings per share were $27 million and $0.31, respectively, for the fourth quarter of 2021 compared to $5 million and $0.06, respectively, in the same period one year ago.
UScellular reported total operating revenues of $4,122 million and $4,037 million for the years ended 2021 and 2020, respectively. Net income attributable to UScellular shareholders and related diluted earnings per share were $155 million and $1.77, respectively, for the year ended 2021 compared to $229 million and $2.62, respectively, for the year ended 2020.
"UScellular made meaningful progress toward our goals in 2021, as we delivered solid results through the end of the year,” said Laurent Therivel, UScellular President and CEO. “We maintained cost discipline and generated positive momentum in the growth areas of our business, which include Business and Government, Prepaid, Fixed Wireless, and our tower portfolio.
“Our multi-year network modernization program continued, and we meaningfully improved our mid-band spectrum position, a key enabler of our 5G growth strategy.
“In 2022, UScellular's focus remains on executing our mission of connecting our customers to the people and things that matter most to them. We have a strong spectrum position, an outstanding network, robust distribution to both consumers and businesses, and an amazing team. We plan to use those capabilities to drive growth in our business, as well as long-term expansion of Return on Capital.”

2022 Estimated Results

UScellular’s current estimates of full-year 2022 results are shown below. Such estimates represent management’s view as of February 17, 2022 and should not be assumed to be current as of any future date. UScellular undertakes no duty to update such estimates, whether as a result of new information, future events or otherwise. There can be no assurance that final results will not differ materially from estimated results.

	2022 Estimated Results	Actual Results for the Year Ended December 31, 2021
(Dollars in millions)
Service revenues	$3,100-$3,200	$3,115
Adjusted OIBDA[1]	$750-$900	$869
Adjusted EBITDA[1]	$925-$1,075	$1,054
Capital expenditures	$700-$800	$780
The following table reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measures, Net income or Income before income taxes. In providing 2022 estimated results, UScellular has not completed the below reconciliation to Net income because it does not provide guidance for income taxes. Although potentially significant, UScellular believes that the impact of income taxes cannot be reasonably predicted; therefore, UScellular is unable to provide such guidance.

	2022 Estimated Results	Actual Results for the Year Ended December 31, 2021
(Dollars in millions)
Net income (GAAP)	N/A	$160
Add back:
Income tax expense	N/A	20
Income before income taxes (GAAP)	$90-$240	$180
Add back:
Interest expense	130	175
Depreciation, amortization and accretion expense	685	678
EBITDA (Non-GAAP)[1]	$905-$1,055	$1,033
Add back or deduct:
(Gain) loss on asset disposals, net	20	23
(Gain) loss on sale of business and other exit costs, net	—	(2)
Adjusted EBITDA (Non-GAAP)[1]	$925-$1,075	$1,054
Deduct:
Equity in earnings of unconsolidated entities	170	179
Interest and dividend income	5	6
Adjusted OIBDA (Non-GAAP)[1]	$750-$900	$869
1EBITDA, Adjusted EBITDA and Adjusted OIBDA are defined as net income adjusted for the items set forth in the reconciliation above. EBITDA, Adjusted EBITDA and Adjusted OIBDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (GAAP) and should not be considered as alternatives to Net income or Cash flows from operating activities, as indicators of cash flows or as measures of liquidity. UScellular does not intend to imply that any such items set forth in the reconciliation above are non-recurring, infrequent or unusual; such items may occur in the future. Management uses Adjusted EBITDA and Adjusted OIBDA as measurements of profitability, and therefore reconciliations to Net income are deemed appropriate. Management believes Adjusted EBITDA and Adjusted OIBDA are useful measures of UScellular’s operating results before significant recurring non-cash charges, gains and losses, and other items as presented above as they provide additional relevant and useful information to investors and other users of UScellular’s financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, and gains and losses, while Adjusted OIBDA reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities. The table above reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measure, Net income or Income before income taxes. Additional information and reconciliations related to Non-GAAP financial measures for December 31, 2021, can be found on UScellular’s website at investors.uscellular.com.

Stock Repurchase
During the fourth quarter of 2021, UScellular repurchased 308,678 of its Common Shares for $10 million.
Conference Call Information
UScellular will hold a conference call on February 18, 2022 at 9:00 a.m. Central Time.
▪Access the live call on the Events & Presentations page of investors.uscellular.com or at
https://event.on24.com/wcc/r/3574345/3C5CD0022A79EF0D0DC84C8CB588D5A1
▪Access the call by phone at (888) 330-2384 (US/Canada), conference ID: 1328528

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.uscellular.com. The call will be archived on the Events & Presentations page of investors.uscellular.com.
About UScellular
United States Cellular Corporation provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to customers with 5.0 million connections in 21 states. The Chicago-based company had 4,800 full- and part-time associates as of December 31, 2021. At the end of the fourth quarter of 2021, Telephone and Data Systems, Inc. owned 82 percent of UScellular. For more information about UScellular, visit uscellular.com.
Contacts
Jane W. McCahon, Senior Vice President - Corporate Relations and Corporate Secretary of TDS
jane.mccahon@tdsinc.com
Julie D. Mathews, IRC, Director - Investor Relations of TDS
julie.mathews@tdsinc.com
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: intense competition; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the ability to obtain access to adequate radio spectrum to meet current or anticipated future needs, including participation in FCC auctions; changes in demand, consumer preferences and perceptions, price competition, or churn rates; advances in technology; impacts of costs, integration problems or other factors associated with acquisitions, divestitures or exchanges of properties or wireless spectrum licenses and/or expansion of UScellular's businesses; the ability of the company to successfully construct and manage its networks; uncertainties in UScellular’s future cash flows and liquidity and access to the capital markets; the ability to make payments on UScellular indebtedness or comply with the terms of debt covenants; conditions in the U.S. telecommunications industry; the value of assets and investments; potential conflicts of interests between TDS and UScellular; disruption in credit or other financial markets; deterioration of U.S. or global economic conditions; the impact, duration and severity of public health emergencies, such as the COVID-19 pandemic. Investors are encouraged to consider these and other risks and uncertainties that are more fully described under “Risk Factors” in the most recent filing of UScellular's Form 10-K.
For more information about UScellular, visit: www.uscellular.com

United States Cellular Corporation
Summary Operating Data (Unaudited)

As of or for the Quarter Ended	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Retail Connections
Postpaid
Total at end of period	4,380,000	4,391,000	4,399,000	4,406,000	4,412,000
Gross additions	165,000	145,000	141,000	143,000	171,000
Feature phones	3,000	2,000	3,000	3,000	2,000
Smartphones	122,000	103,000	98,000	101,000	117,000
Connected devices	40,000	40,000	40,000	39,000	52,000
Net additions (losses)	(12,000)	(8,000)	(6,000)	(6,000)	11,000
Feature phones	(7,000)	(7,000)	(7,000)	(9,000)	(9,000)
Smartphones	5,000	2,000	6,000	6,000	12,000
Connected devices	(10,000)	(3,000)	(5,000)	(3,000)	8,000
ARPU[1,2]	$48.62	$48.12	$47.74	$47.65	$47.51
ARPA[1,3]	$127.14	$125.99	$125.25	$125.25	$124.87
Churn rate[4]	1.35%	1.15%	1.11%	1.12%	1.21%
Handsets	1.10%	0.95%	0.88%	0.92%	1.01%
Connected devices	3.08%	2.59%	2.69%	2.53%	2.64%
Prepaid
Total at end of period	513,000	518,000	507,000	496,000	499,000
Gross additions	63,000	74,000	65,000	62,000	56,000
Net additions (losses)	(5,000)	11,000	10,000	(3,000)	(8,000)
ARPU[2]	$34.53	$35.05	$35.64	$35.25	$35.15
Churn rate[4]	4.39%	4.09%	3.66%	4.37%	4.24%
Total connections at end of period[5]	4,973,000	4,972,000	4,967,000	4,961,000	4,968,000
Market penetration at end of period
Consolidated operating population	32,127,000	31,865,000	31,493,000	31,493,000	31,314,000
Consolidated operating penetration[6]	15%	16%	16%	16%	16%
Capital expenditures (millions)	$321	$185	$148	$125	$320
Total cell sites in service	6,898	6,857	6,819	6,802	6,797
Owned towers	4,301	4,274	4,278	4,270	4,271
Due to rounding, the sum of quarterly results may not equal the total for the year.
1Q3 2021 Postpaid ARPU and ARPA amounts exclude $9 million of postpaid revenue related to an out-of-period error recorded in the third quarter.
2Average Revenue Per User (ARPU) - metric is calculated by dividing a revenue base by an average number of connections and by the number of months in the period. These revenue bases and connection populations are shown below:
•Postpaid ARPU consists of total postpaid service revenues and postpaid connections.
•Prepaid ARPU consists of total prepaid service revenues and prepaid connections.
3Average Revenue Per Account (ARPA) - metric is calculated by dividing total postpaid service revenues by the average number of postpaid accounts and by the number of months in the period.
4Churn rate represents the percentage of the connections that disconnect service each month. These rates represent the average monthly churn rate for each respective period.
5Includes reseller and other connections.
6Market penetration is calculated by dividing the number of wireless connections at the end of the period by the total estimated population of consolidated operating markets.

United States Cellular Corporation
Consolidated Statement of Operations Highlights
(Unaudited)

	Three Months Ended December 31,			Year Ended December 31,
	2021	2020	2021 vs. 2020	2021	2020	2021 vs. 2020
(Dollars and shares in millions, except per share amounts)
Operating revenues
Service	$782	$776	1%	$3,115	$3,067	2%
Equipment sales	286	297	(4)%	1,007	970	4%
Total operating revenues	1,068	1,073	–	4,122	4,037	2%

Operating expenses
System operations (excluding Depreciation, amortization and accretion reported below)	196	202	(3)%	790	782	1%
Cost of equipment sold	332	319	4%	1,118	1,011	11%
Selling, general and administrative	359	374	(4)%	1,345	1,368	(2)%
Depreciation, amortization and accretion	169	168	1%	678	683	(1)%
(Gain) loss on asset disposals, net	8	11	(28)%	23	25	(9)%
(Gain) loss on sale of business and other exit costs, net	(1)	—	N/M	(2)	—	N/M
(Gain) loss on license sales and exchanges, net	—	(5)	N/M	—	(5)	N/M
Total operating expenses	1,063	1,069	–	3,952	3,864	2%

Operating income	5	4	7%	170	173	(2)%

Investment and other income (expense)
Equity in earnings of unconsolidated entities	43	42	1%	179	179	–
Interest and dividend income	1	2	(23)%	6	8	(27)%
Gain (loss) on investments	—	(1)	N/M	—	2	N/M
Interest expense	(32)	(35)	12%	(175)	(112)	(55)%
Total investment and other income	12	8	70%	10	77	(87)%

Income before income taxes	17	12	46%	180	250	(28)%
Income tax expense (benefit)	(11)	5	N/M	20	17	26%
Net income	28	7	N/M	160	233	(31)%
Less: Net income attributable to noncontrolling interests, net of tax	1	2	(4)%	5	4	14%
Net income attributable to UScellular shareholders	$27	$5	N/M	$155	$229	(32)%

Basic weighted average shares outstanding	86	86	–	86	86	–
Basic earnings per share attributable to UScellular shareholders	$0.31	$0.06	N/M	$1.80	$2.66	(33)%

Diluted weighted average shares outstanding	87	88	(1)%	87	87	–
Diluted earnings per share attributable to UScellular shareholders	$0.31	$0.06	N/M	$1.77	$2.62	(32)%
N/M - Percentage change not meaningful

United States Cellular Corporation
Consolidated Statement of Cash Flows
(Unaudited)

Year Ended December 31,	2021	2020
(Dollars in millions)
Cash flows from operating activities
Net income	$160	$233
Add (deduct) adjustments to reconcile net income to net cash flows from operating activities
Depreciation, amortization and accretion	678	683
Bad debts expense	56	72
Stock-based compensation expense	27	32
Deferred income taxes, net	41	130
Equity in earnings of unconsolidated entities	(179)	(179)
Distributions from unconsolidated entities	176	189
(Gain) loss on asset disposals, net	23	25
(Gain) loss on sale of business and other exit costs, net	(2)	—
(Gain) loss on license sales and exchanges, net	—	(5)
(Gain) loss on investments	—	(2)
Other operating activities	33	2
Changes in assets and liabilities from operations
Accounts receivable	(27)	(8)
Equipment installment plans receivable	(116)	(54)
Inventory	(27)	16
Accounts payable	(57)	145
Customer deposits and deferred revenues	40	2
Accrued taxes	(41)	(57)
Other assets and liabilities	17	13
Net cash provided by operating activities	802	1,237

Cash flows from investing activities
Cash paid for additions to property, plant and equipment	(724)	(989)
Cash paid for licenses	(1,302)	(171)
Cash received from investments	3	1
Cash paid for investments	—	(3)
Cash received from divestitures and exchanges	3	26
Advance payments for license acquisitions	(20)	(30)
Other investing activities	4	3
Net cash used in investing activities	(2,036)	(1,163)

Cash flows from financing activities
Issuance of long-term debt	1,342	1,125
Repayment of long-term debt	(1,118)	(108)
Common Shares reissued for benefit plans, net of tax payments	(16)	(11)
Repurchase of Common Shares	(31)	(23)
Payment of debt issuance costs	(22)	(38)
Distributions to noncontrolling interests	(3)	(6)
Payments to acquire additional interest in subsidiaries	—	(11)
Other financing activities	(10)	(2)
Net cash provided by financing activities	142	926

Net increase (decrease) in cash, cash equivalents and restricted cash	(1,092)	1,000

Cash, cash equivalents and restricted cash
Beginning of period	1,291	291
End of period	$199	$1,291

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS

December 31,	2021	2020
(Dollars in millions)
Current assets
Cash and cash equivalents	$156	$1,271
Short-term investments	—	3
Accounts receivable, net	1,046	998
Inventory, net	173	146
Prepaid expenses	58	51
Income taxes receivable	123	125
Other current assets	49	29
Total current assets	1,605	2,623

Assets held for sale	18	2

Licenses	4,088	2,629

Investments in unconsolidated entities	439	435

Property, plant and equipment, net	2,606	2,466

Operating lease right-of-use assets	959	924

Other assets and deferred charges	626	602

Total assets	$10,341	$9,681

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY

December 31,	2021	2020
(Dollars in millions, except per share amounts)
Current liabilities
Current portion of long-term debt	$3	$2
Accounts payable	360	387
Customer deposits and deferred revenues	191	151
Accrued taxes	33	48
Accrued compensation	83	82
Short-term operating lease liabilities	129	116
Other current liabilities	104	85
Total current liabilities	903	871

Liabilities held for sale	—	1

Deferred liabilities and credits
Deferred income tax liability, net	674	633
Long-term operating lease liabilities	889	875
Other deferred liabilities and credits	573	376

Long-term debt, net	2,728	2,489

Noncontrolling interests with redemption features	11	10

Equity
UScellular shareholders’ equity
Series A Common and Common Shares, par value $1.00 per share	88	88
Additional paid-in capital	1,678	1,651
Treasury shares	(68)	(67)
Retained earnings	2,849	2,739
Total UScellular shareholders’ equity	4,547	4,411

Noncontrolling interests	16	15

Total equity	4,563	4,426

Total liabilities and equity	$10,341	$9,681

United States Cellular Corporation
Financial Measures and Reconciliations
(Unaudited)

Free Cash Flow

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
(Dollars in millions)
Cash flows from operating activities (GAAP)	$135	$288	$802	$1,237
Less: Cash paid for additions to property, plant and equipment	268	299	724	989
Free cash flow (Non-GAAP)[1]	$(133)	$(11)	$78	$248
1Free cash flow is a non-GAAP financial measure which UScellular believes may be useful to investors and other users of its financial information in evaluating liquidity, specifically, the amount of net cash generated by business operations after deducting Cash paid for additions to property, plant and equipment.